Petrolia Energy Corporation 10-Q

EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO   18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petrolia Energy Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), Tariq Chaudhary, Principal Financial and Accounting Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

June 28, 2018

By:	/s/ Tariq Chaudhary
Tariq Chaudhary
Chief Financial Officer
(Principal Financial/Accounting Officer)